                                                       EXHIBIT NO. 10(gg)

                            MASTER DEALER AGREEMENT


DATE:     7-28-99

PARTIES:  CREDIT CONCEPTS, INC.,
          an Oregon corporation
          2149 Centennial Plaza, Ste 2
          Eugene, OR  97401
                                             ("Company")

          Larry Lassen Chevrolet-Toyota Inc.
          1205 Price Road S.E.
          Albany, OR  97321
                                             ("Dealer")


AGREEMENTS:
-----------

     IN CONSIDERATION, of the mutual promises of the parties, Company and Dealer hereby agree as follows:


SECTION 1. SALES AND PURCHASES
------------------------------

     1.1 Dealer shall, from time to time, sell, transfer, and assign to company, in accordance with this Agreement, chattel paper (hereafter "Contracts") including, but not limited to, purchase money security agreements and/or retail installment contracts as Company, in its sole discretion, shall elect to purchase. The Contracts will arise from the credit sale by Dealer of motor vehicles, accessories, service contracts, credit life and disability insurance, and related items.

     1.2 Dealer agrees that all Contracts shall be executed only on forms approved by Company.

     1.3 Company shall have the right, at all times, to refuse to purchase any and all Contracts offered for sale by Dealer.

     1.4 Company may offer to purchase any Contract offered on a "without recourse". "with recourse" or "limited recourse" basis. The form of assignment on the Contract shall govern the terms of recourse. The term "with recourse" means that the assignment to Company is conditioned on the Purchaser's complete performance of every duty imposed under the Contract and that the risk of loss remains with Dealer until the Purchaser completes performance of the Contract. If the Purchaser does not completely perform a Contract assigned on a "with recourse" basis at any time, Company may require Dealer to repurchase the Contract for the amount then owing. The term "without recourse" means that the assignment to Company is not conditioned on the Purchaser's performance of the Contract and that the risk of loss on the Contract rests with Company, except as otherwise provided in this Agreement and in the warranty terms of the Contract. The term "limited recourse" means that the assignment to Company is conditioned on the Purchaser's performance of the Contract for the time and/or on the terms indicated in the assignment section of the Contract. If the Purchaser fails to perform a Contract on a "limited recourse" basis for the time and/or on the terms indicated in the assignment section of the Contract, Company at any time may require Dealer to repurchase the Contract for the amount then owing. After the Purchaser has met the terms indicated in the assignment section of the Contract, an assignment on a "limited recourse" basis shall be treated as an assignment on a "without recourse" basis. Notwithstanding any provision of this Agreement, or any assigned Contract to the contrary, the warranty and breach provisions of this Agreement and the assigned Contract shall control over the terms of assignment.

     1.5 Dealer agrees to execute properly the assignment and warranty section on the Contracts assigned to Company. If Dealer fails to execute the assignment form, Company may still purchase the Contract, endorse Dealer's name thereon, and designate whether the Contract is purchased on a full or limited recourse or nonrecourse basis. company's right to refuse to purchase any or all Contracts on any basis may be exercised by Company at any time notwithstanding any past course of conduct between Dealer and Company.

     1.6 When Company purchases a Contract from Dealer" Dealer shall deliver, or cause to be delivered, to Company:

          1.6.1 The Contract, with the appropriate assignment and endorsement of the Contract;

          1.6.2 The certificate of title covering the Vehicle showing Company as sole lienholder of the Vehicle and the Purchaser as the registered owner of the Vehicle if the Vehicle is subject to a certificate of title, or such other evidence of a perfected security interest required by Company if the Vehicle or property is not subject to a certificate of title; and

          1.6.3 The insurance policies covering the Vehicle written by insurance companies approved by the Company.

     1.7 If Company purchases any Contract on any basis before all of the documents described in the foregoing paragraph are received by Company, Dealer unconditionally guarantees full payment of all debts and obligations owed under each such Contract until the required documentation is complete in the files of the Company. After all required documentation is complete, Dealer's obligations shall be as set forth in this Agreement and the Contracts assigned.

     1.8 When Company purchases a Contract from Dealer ' Company shall pay Dealer the amount financed as shown on the face of the Contract plus any insurance financed through Dealer, or any other price to which Dealer and Company agree in writing ("Purchase Price"). Company and Dealer may, from time to time, agree upon a nonrefundable reserve to be retained by Company in connection with the Contracts. The Purchase Price less any nonrefundable reserve shall be paid by Company to Dealer in cash. Full title to the Contract passes to Company upon payment. Dealer agrees to provide reasonable assistance to Company with respect to collection of the amounts due Company on assigned Contracts upon Company's request, including, but not limited to, locating and contacting Purchaser and assisting in repossession of any security.

     1.9 If any payments are made to Dealer on any Contract sold to Company, Dealer will hold such funds in trust for Company without commingling the funds with funds of Dealer and will promptly deliver the funds to Company. Company is irrevocably authorized to negotiate and to endorse the name of Dealer on any remittance offered as payment on any Contract sold to Company and to retain the proceeds thereof as payment on such Contract. Dealer further appoints Company as its attorney-in-fact to negotiate and present for payment any check or item received as payment of Purchaser's obligation under the assigned Contract. If any Vehicle described in any Contract sold to Company shall come into the possession of Dealer, while Purchaser is in default under the Contract, and Company is entitled to possession of the Vehicle, Dealer shall promptly notify Company, shall hold the Vehicle for the benefit of Company and exercise the same degree of care over the Vehicle as Dealer exercises with regard to Dealer's inventory, and shall deliver the Vehicle to Company on demand.

     1.10 Dealer hereby agrees to indemnify and hold harmless Company against any and all actions or claims, or any liabilities therefrom, by Purchaser or any other party which may arise from or in connection with any Contract purchased under this Agreement, including, but not limited to, Company's attorney fees and interest losses incurred as a result of or arising out of any claim or defense that could be asserted against Dealer, regardless of whether such claims or defense is related to the condition of the property sold or the quality of services provided, whether it existed at the time of the sale of Contract or arose thereafter, or whether the claim or defense is true or false or brought in good faith. Dealer further agrees promptly to fulfill all obligations to Purchaser as required by the Contract, underlying sales transaction, manufacturer's warranty, or otherwise. The agreement to indemnify above shall apply to any breach of this Agreement.

     1.11 Notwithstanding any provision to the contrary, Dealer unconditionally guarantees full performance of each Contract sold or to be sold by Dealer to Company on a no recourse or limited recourse basis when and if Dealer, without Company's prior written consent, modifies the Contract or makes any settlement or arrangement with Purchaser contrary to the terms of the Contract, or if Purchaser fails to make required payments because of any breach in Dealer's duties under the Contract, any other agreement between Dealer and Purchaser, or any warranty, expressed or implied.

     1.12 For each Contract sold to Company, Dealer waives notice of acceptance, demand and presentation for payment, notice of nonpayment, protest, notice of protest, and hereby agrees to each and every renewal or extension that Company may grant for the payment of any sum due or to become due under any such Contract. Dealer agrees that Company, in its sole discretion, without affecting the obligations and liability of Dealer under this Agreement or under any endorsement or guaranty of Dealer, may grant any renewal, modification, or extension of any Contract upon whatever terms and conditions as Company deems advisable.


SECTION 2.  WARRANTIES
----------------------

     With respect to each Contract sold or to be sold by Dealer to Company, Dealer warrants and agrees:

     2.1 Dealer has, and will continue to have, legal capacity to enter into each Contract and assign the same to Company and the vehicle subject to the Contract is not subject to any lien, claim, or encumbrance or right of setoff of any nature.

     2.2 Each Purchaser has, and will continue to have, legal capacity to enter into the Contract executed by the Purchaser and that such Contract is, and will continue to be, legally enforceable against the Purchaser.

     2.3 The credit information provided to Company is true to the best of the Dealer's knowledge and was obtained by Dealer from the Contract Purchaser or from third parties with Purchaser's consent.

     2.4 Each Contract assigned to Company was made in good faith, was actually signed by the person or persons named therein as Purchasers, accurately reflects a genuine transaction between Dealer and Purchaser in all particulars, and is not in default at the time Company accepts the Contract.

     2.5 Dealer has performed all of Dealer's duties under each Contract transferred to Company.

     2.6 Before closing and in connection with each sale, Dealer will comply with all requirements of applicable state and -federal laws or regulations, including but not limited to:

          2.6.1 Federal Consumer Protection Act and all amendments thereto, including:

          2.6.2     Truth in Lending Act;

          2.6.3     Equal Credit Opportunity Act;

          2.6.4 Regulations Z and B, respectively, as promulgated by the Federal Reserve Board;

          2.6.5     Fair Credit Reporting Act;

          2.6.6 Applicable State Credit Codes and Uniform Consumer Credit Codes; Regulations of the Federal Trade Commission;

          2.6.7     Uniform Commercial Code; and

          2.6.8     All other applicable laws and regulations.

     2.7 The downpayment on each Contract has been actually received by Dealer in the form of cash or fair trade allowance, rebate, or combination of the foregoing, and will not be represented by, nor consist of, Purchaser's deferred obligations of any kind whatsoever.

     2.8 Any financial statements Dealer has provided to Company accurately reflect Dealer's financial condition at the time each such statement was provided and there have been no adverse material changes in Dealer's financial condition since the giving of such statement, except those disclosed to Company in writing.

     2.9 Dealer has taken all steps required to or will apply for and obtain a proper certificate of title for the Vehicle, showing Purchaser as registered owner and Company as legal owner and first lienholder of the Vehicle, or otherwise reflect a perfected security interest in favor of Company before or within twenty (20) days after Purchaser takes possession of the Vehicle.

     2.10 Any person who has an ownership interest in the Vehicle has signed the Contract as Purchaser or other owner.

     2.11 Purchaser has not obtained any right in, or possession of, the Vehicle by fraud or any other unlawful scheme, trick, or device.

     2.12 Purchaser has accepted the goods and services described     in the
Contract and has communicated no dissatisfaction with such goods and services to Dealer.

     2.13 The Vehicle is not to be used as a taxi or for hire and is not to be rented or leased.

     2.14 There are no defenses to the Contract assigned to Company.

     2.15 Dealer will pay to Company promptly any payments received from the Purchaser under the Contract.

     2.16 Dealer has verified the placement of replacement cost insurance insuring the property subject to the Retail Installment Contract against casualty with such policies issued by companies and in form and substance satisfactory to Company, and Dealer has taken all- steps necessary to make Company a loss payee or additional insured under such policies.

     2.17 Dealer is not self-insuring obligations under any service or maintenance contract written in connection with the sale of any Vehicle and financed in the Contract.

     2.18 The statements in this Dealer Agreement are true and are offered for the purpose of inducing Company to purchase Contracts under this Agreement.


SECTION 3. DEFAULT
------------------

     Each of the following shall constitute an event of default under this
Agreement:

     3.1 Failure of Dealer to comply with or to perform any provision of this Agreement, or any other agreement between Dealer and Company. If such failure is curable, without prejudice to the rights of Company, and if Dealer has not been given a prior notice of breach of the same provision of the applicable agreement, it may be cured (and no event of default shall have occurred) if Dealer, after receiving written notice from Company demanding cure of such failure:

          3.1.1     Cures the default within ten (10) days; or

          3.1.2 If the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the default and therefore continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     3.2 Any representation, warranty, promise, guaranty, agreement, or statement by Dealer to Company under this Agreement, any contract assigned to Company, or any other agreement between Dealer and Company, is breached or is at the time made or furnished was false or misleading in any manner or respect.

     3.3 Dealer misrepresents to Company the amount or form of the down payment received from the Purchaser in any Contract assigned to Company.

     3.4 Dissolution or termination of Dealer's existence as a going business, death or incompetency of Dealer, insolvency of Dealer, appointment of a receiver for any part of Dealer's property, any assignment by Dealer for the benefit of creditors, or the commencement of any proceeding under bankruptcy or insolvency laws by or against Dealer.

     3.5 Commencement of foreclosure, whether by judicial proceeding, self-help repossession, or any other method, by any creditor of Dealer against any of Dealer's assets. This subsection shall not apply in the event of a good faith dispute by Dealer as to the validity or reasonableness of the claim which is the basis of the foreclosure, provided Dealer gives Company written notice of such claim and finishes adequate reserves for the claim.


SECTION 4. REMEDIES
-------------------

     4.1 If any event of default described above shall. occur, Dealer shall promptly reimburse Company for any expenses related to the default and Dealer shall immediately repurchase the Contract(s) subject to the default for an amount equal to the unpaid principal balance and accrued interest owing on the Contract, plus any costs and expenses incurred by Company as a result of the event of default. Dealer's obligations in this paragraph shall arise automatically without any requirement that Company repossess the Vehicle or that the Contract otherwise be in default. In addition, upon any event of default, without notice of any kind to Dealer, all amounts owing from Dealer to Company shall become immediately due and payable upon the option of Company, except for an event of default described in 3.1.4 above, in which case acceleration shall be automatic and not optional. Company may proceed to exercise its legal rights in such manner as it may elect, including, but not limited to, any rights specified in this Agreement. Company may have a receiver appointed as a matter of right. The receiver may be an employee of Company and may serve without bond. Company may hold all of Dealer's accounts with Company, and may apply the funds in these accounts to pay all or part of any obligations, direct or contingent, owing from Dealer to Company. In addition, Company shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise, with regard to any collateral securing Dealer's obligation to Company.

     4.2 All sums owed by Dealer to Company under this Agreement, shall bear interest at the rate of thirteen and one-half percent (13-1/2%) per annum.


SECTION 5. GENERAL PROVISIONS
-----------------------------

     5.1 Dealer agrees to furnish such financial information and statements, lists of assets and liabilities, budgets, forecasts, and other reports with respect to Dealer's financial condition and business operations as company may request from time to time.

     5.2 Notwithstanding anything in this Agreement or any Contract to the contrary, if Company purchases any Contract on any basis which contains a pickup or a balloon payment provision, Dealer agrees that such Contract shall be treated as a Contract purchase on a full recourse basis until such time as the pickup payment or balloon payment is paid by Purchaser.

     5.3 If Company suffers any loss on any purchased Contract as a result of a repossession, or if any insurance written with respect to the Purchaser, Vehicle, or Contract is canceled for any reason, Dealer agrees to pay Company all unearned insurance premiums paid to Dealer, including, but not limited to, warranty, property, mechanical breakdown, credit life, and credit disability insurance. Dealer further agrees to pay Company all commissions unearned by Dealer as a result of the sale of any insurance that is related to the Purchaser, Vehicle, or Contract, if and when that insurance is canceled by the Purchaser.

     5.4 If any provision of this Agreement is held to be invalid, illegal, or unenforceable by any court, the remaining provisions of this Agreement shall nevertheless be binding, and this Agreement shall be enforceable as if the void or unenforceable provision or provisions hereof had not been included in this Agreement.

     5.5 An express waiver by Company of an event of default will not constitute a waiver of Company's right to declare a default under similar or identical circumstances.

     5.6 No amendment, modification, wavier, or consent with respect to any provision of this Agreement by Company shall be effective unless it is in writing and signed and delivered by Company to Dealer, and then any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     5.7 The rights and liabilities of the Company and Dealer as set forth in this Agreement are in addition to those set forth, or which will be set forth, in the written Contracts, written assignments, or related documents which Dealer may sell, transfer, assign, or deliver to Company under this Agreement.

     5.8 This Agreement may be terminated at any time by either party upon notice to the other, provided, however, that such termination shall not affect Dealer's direct or contingent obligations or Company's rights with respect to any Contract purchased under this Agreement and held by Company.

     5.9 All notices to be given by either party to the other under this Agreement shall be in writing and shall be effective when actually delivered or when deposited in the United States mail, first class postage prepaid, addressed to the other party to whom the Notice is to be given at the address shown above, or to such other addresses as either party may designate to the other in writing. For notice purposes, Dealer agrees to keep Company informed at all times of Dealer's current address.

     5.10 Company may pay someone else to enforce this Agreement and Dealer will pay that amount. This includes, subject to any limits under applicable law, Company's attorney fees and legal expenses, whether or not there is a lawsuit, including attorney fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated postjudgment collection services. Dealer also will pay any court costs, in addition to all other sums provided by law.

     5.11 If there is more than one Dealer under this Agreement or on any Contract, all obligations of such Dealers shall be joint and several.

     5.12 This Agreement, read in conjunction with each Contract assigned to Company, shall be the entire agreement of the parties and shall be binding upon Dealer and Company and their respective heirs, successors and assigns, and shall inure to the benefit of Dealer and Company and the successors and assigns of Company.

     5.13 Dealer agrees that venue for any legal action arising from this Agreement is in Lane County, Oregon, and this Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.


COMPANY:                                DEALER:

CREDIT CONCEPTS, LLC, an                Larry Lassen Chev-Toyota, Inc.

Oregon Limited Liability Co.



By: /s/   Tom Palmer     President      By: /s/ Larry Lassen     President
----------------------------------          -------------------------------
                             Title                                    Title